ING SERIES FUND, INC.

ING Global Target Payment Fund

(“Fund”)

Supplement dated January 10, 2014

to the Fund’s Class A, Class C, Class I, Class R and

Class W Prospectus dated February 28, 2013 (“Prospectus”)

I.                                        On November 20, 2013, the Fund’s Board of Directors approved a change with respect to the Fund’s primary benchmark. Effective immediately, the Fund’s Prospectus is hereby revised as follows:

A.                                    The table and accompanying footnotes in the subsection entitled “Performance Information — Average Annual Total Returns” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Average Annual Total Returns %

(for the periods ended December 31, 2012)

	1 Yr	5 Yrs (or since inception)		10 Yrs	Inception Date
Class A before taxes %	6.84	2.02		N/A	07/01/2008
After tax on distributions %	4.97	0.36		N/A	—
After tax on distributions with sale %	4.86	0.95		N/A	—
S&P Target Risk Growth Index(1),(2)%	11.72	3.90		N/A	—
DJ MP Index(1),(2)%	11.24	5.13	(3)	N/A	—
Class C before taxes %	11.47	3.22		N/A	08/29/2008
S&P Target Risk Growth Index (1),(2)%	11.72	4.30		N/A	—
DJ MP Index (1),(2)%	11.24	5.54	(3)	N/A	—
Class I before taxes %	13.50	3.65		N/A	07/01/2008
S&P Target Risk Growth Index (1),(2)%	11.72	3.90		N/A	—
DJ MP Index (1),(2)%	11.24	5.13	(3)	N/A	—
Class R before taxes %	12.98	8.27		N/A	08/05/2011
S&P Target Risk Growth Index (1),(2)%	11.72	10.26		N/A	—
DJ MP Index(1),(2)%	11.24	8.92		N/A	—
Class W before taxes %	13.66	3.63		N/A	07/01/2008
S&P Target Risk Growth Index (1),(2)%	11.72	3.90		N/A	—
DJ MP Index (1),(2)%	11.24	5.13	(3)	N/A	—

(1)   The index returns do not reflect the deductions for fees, expenses or taxes.

(2)   On November 30, 2013, the Fund changed its primary benchmark from the DJ MP Index to the S&P Target Risk Growth Index because the S&P Target Risk Growth Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

(3)   Reflects index performance since the date closest to the Class’ inception for which data is available.

B.                              The following paragraph is added to the section entitled “Index Descriptions” of the Fund’s Prospectus:

The Standard and Poor’s (“S&P”) Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.

II.                                   The Fund combines a managed payment policy with a diversified investment portfolio of ING Funds invested in global equity, fixed-income, and real estate securities.

A.                                    The second sentence of the second paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund will make a level payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares for 2014 based on annual payment rates of 6.25% for Class A shares, 5.50% for Class C shares, 6.50% for each of Class I shares and Class W shares, and 6.00% for Class R shares.

B.                                    The fourth, fifth, and sixth sentences of the section entitled “More Information about the Fund — An Introduction to the Fund’s Managed Payment Policy” of the Fund’s Prospectus are hereby deleted and replaced with the following:

For the calendar year 2014, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2014 will be the product of: (i) the Annual Payment Rate of 6.25% for Class A shares, 5.50% for Class C shares, 6.50% for each of Class I shares and Class W shares, and 6.00% for Class R shares, divided by 12; and (ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to re-investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $430 from holdings in Class R shares of the Fund during 2014.

C.                                    The second paragraph of the section entitled “Dividends, Distributions, and Taxes — Dividends and Distributions” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

For the calendar year 2014, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2014 will be the product of: (i) the Annual Payment Rate of 6.25% for Class A shares, 5.50% for Class C shares, 6.50% for each of Class I shares and Class W shares, and 6.00% for Class R shares, divided by 12; and (ii) the Trailing Average Account Value. Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $430 from holdings in Class R shares from the Fund during 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE